The J.G. Wentworth Company® Announces Management Updates
RADNOR, Pa. - The J.G. Wentworth Company® (“J.G. Wentworth” or the “Company”) (OTCQX: JGWE) today announced the following additions and change to its management team.
“As J.G. Wentworth continues to evolve, recruiting and developing key talent will remain critical to executing our strategic vision,” said Stewart A. Stockdale, CEO of J.G. Wentworth. “Drawing upon the diverse expertise of these new leaders, J.G. Wentworth is well-positioned to accelerate growth and sustain progress toward its goals.”

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Jeff Frutkin, Senior Vice President, Home Lending Marketing and Direct-to-Consumer - In this role, Frutkin oversees all marketing for the J.G. Wentworth Home Lending® business and direct-to-consumer channel. Prior to joining J.G. Wentworth, Frutkin served as Head of Marketing Program Management at CNO Financial Group, where he oversaw direct mail, web marketing, emerging markets, reporting and analytics, direct response TV and new product launches for CNO’s direct-to-consumer channel, Colonial Penn. Prior to CNO, he also held senior marketing roles at New Penn Financial, Advanta Bank Corporation and HSBC. Frutkin reports to John Owens, the Company’s Chief Marketing Officer.

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John Ritz Miller, Senior Vice President and National Head of Retail Lending - As the leader of J.G. Wentworth Home Lending, LLC’s retail network, Miller is focused on supporting and growing existing retail offices, while also identifying new opportunities to expand the retail footprint nationwide. Miller joins J.G. Wentworth from Movement Mortgage, where he served as the Regional Director for the organization’s mid-Atlantic operations. Prior to that, Miller spent over 17 years at Wells Fargo Home Lending. Miller reports to Phil Buscemi, President of J.G. Wentworth Home Lending, LLC.

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Eliot Rudnicki, Vice President, Business Development, National Accounts - Rudnicki will manage national partnerships, with a focus on engaging affinity organizations and building value-add programs that connect their members with J.G. Wentworth’s suite of products. With over 20 years of experience in affinity marketing and financial services, Rudnicki began his career with affinity-based credit card marketing firm MBNA, and later held senior management positions with Profit Insight, First National Bank of Omaha, PartnersFirst and Dun & Bradstreet. Most recently, Rudnicki was the co-founder and chief executive officer of his own consultancy focused on the establishment, growth and profitability of consumer mortgage, credit card and other loan businesses and portfolios. Rudnicki reports to John Owens, the Company’s Chief Marketing Officer.

In addition, Executive Vice President and Chief Financial Officer Roger Gasper has accepted another opportunity outside the organization and will be leaving his position effective May 15, 2017, following the first quarter 2017 earnings conference call and presentation. His move has nothing to do with any disagreements with the Company or its management practices or policies. Gasper will oversee all aspects of the first-quarter filing to ensure a smooth transition ahead of his departure.
“Since joining J.G. Wentworth in 2013, Roger has made contributions to our organization, for which we are grateful. We thank him and wish him the best in his future endeavor.” said Stockdale. The search for a new CFO is currently underway.
About The J.G. Wentworth Company®
The J.G. Wentworth Company® is focused on providing direct-to-consumer access to financing solutions through a variety of avenues, including: mortgage lending, structured settlement, annuity and lottery payment purchasing, prepaid cards, and access to providers of personal loans.
Mortgage loans are offered by J.G. Wentworth Home Lending, LLC NMLS ID # 2925 (www.nmlsconsumeraccess.org), 3350 Commission Court, Woodbridge, VA 22192; 888-349-3773.
For more information about The J.G. Wentworth Company®, visit www.jgw.com or use the information provided below.

Forward-Looking Statements
Certain statements in this document constitute "forward-looking statements." All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as ''plans,'' ''expects'' or ''does expect,'' ''budget,'' ''forecasts,'' ''anticipates'' or ''does not anticipate,'' ''believes,'' ''intends,'' and similar expressions or statements that certain actions, events or results ''may,'' ''could,'' ''would,'' ''might,'' or ''will,'' be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. Consideration should also be given to the areas of risk set forth under the heading "Risk Factors" in any of our filings with the Securities and Exchange Commission, and as set forth more fully under "Part 1, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by "Part II, Item 1A. Risk Factors" in our Quarterly Reports on Form 10-Q for the quarters ending since that date and filed with the SEC. These risks and uncertainties include, among other things: our ability to execute on our business strategy; our ability to successfully compete in the industries in which we operate; our dependence on the effectiveness of direct response marketing; our ability to retain and attract qualified senior management; any improper use of or failure to protect the personally identifiable information of past, current and prospective customers to which we have access; our ability to upgrade and integrate our operational and financial information systems, maintain uninterrupted access to such systems and adapt to technological changes in the industries in which we operate; our dependence on third parties, including our ability to maintain relationships with such third parties and our potential exposure to liability for the actions of such third parties; damage to our reputation and increased regulation of our industries which could result from unfavorable press reports about our business model; infringement of our trademarks or service marks; changes in, and our ability to comply with, any applicable federal, state and local laws and regulations governing us, including any applicable federal consumer financial laws enforced by the Consumer Financial Protection Bureau; our ability to maintain our state licenses or obtain new licenses in new markets; our ability to continue to purchase structured settlement payments and other financial assets; our business model being susceptible to litigation; our ability to remain in compliance with the terms of our substantial indebtedness and to refinance our term debt; our ability to obtain sufficient working capital at attractive rates or obtain sufficient capital to meet the financing requirements of our business; our ability to renew or modify our warehouse lines of credit; the accuracy of the estimates and assumptions of our financial models; changes in prevailing interest rates and our ability to mitigate interest rate risk through hedging strategies; the public disclosure of the identities and information of structured settlement holders maintained in our proprietary database; our dependence on the opinions of certain credit rating agencies of the credit quality of our securitizations; our ability to complete future securitizations, other financings or sales on favorable terms; the insolvency of a material number of structured settlement issuers; adverse changes in the residential mortgage lending and real estate markets, including any increases in defaults or delinquencies, especially in geographic areas where our loans are concentrated; our ability to grow our loan origination volume, acquire mortgage servicing rights ("MSRs") and recapture loans that are refinanced; changes in the guidelines of government-sponsored entities ("GSEs"), or any discontinuation of, or significant reduction in, the operation of GSEs; potential misrepresentations by borrowers, counterparties and other third-parties; our ability to raise additional capital as a result of our Class A common stock now being traded on the OTCQX® Market; and our ability to meet the ongoing eligibility standards of the OTCQX® Market.
Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.
Contacts:
The J.G. Wentworth Company®
Erik Hartwell, VP, Investor Relations
866-386-3853
investor@jgwentworth.com

or
Media Inquiries
The Glover Park Group
Becky Reeves
202-295-0139
breeves@gpg.com